UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)       April 28, 2005
                                                       -----------------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

      000-31951                                          35-1594017
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(Commission File Number)                     (IRS Employer Identification No.)


        210 East Kirkwood Avenue
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            Bloomington, IN                                47408
(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.


          On April 28, 2005, the Company's Board of Directors voted to increase the fees paid to board committee chairpersons (other than Audit Committee) to $600 per meeting held from $450 per meeting held.

          On May 19, 2005, the Company's Board of Directors voted to increase the fees paid to the Chairman of the Board from $24,000 per year to $36,000 per year.

          A copy of the 2005 Schedule of Director Compensation, as amended, is attached as Exhibit 10(xi).



Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits

               10(xi)   2005 Schedule of Director Compensation

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE May 20, 2005

                                             MONROE BANCORP



                                             /s/ Mark D. Bradford
                                             --------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer

                                Index to Exhibits
                                -----------------



Exhibit                    Description
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10(xi)                     2005 Schedule of Director Compensation